T. Rowe Price Equity Index 500 Portfolio

Supplement to Prospectus and Summary Prospectus dated May 1, 2023

At a Board meeting held on October 23, 2023, the fund’s Board of Directors approved the liquidation and termination of the fund. The liquidation is expected to occur on April 26, 2024 (“Liquidation Date”). Prior to the Liquidation Date, the assets of the fund will be liquidated at the discretion of the fund’s portfolio management and the fund will cease to pursue its investment objective. In anticipation of the liquidation, effective April 12, 2024, the fund will be closed to new insurance providers or existing shareholders to purchase fund shares. After the fund is liquidated, the fund will no longer be offered to shareholders for purchase.

The date of this supplement is October 26, 2023.

E308-041 10/26/23